UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                               -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

         California                                            46-0476193
      (State or other         (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

                     27710 Jefferson Avenue
                           Suite A100
                      Temecula, California                       92590
            (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 - Results of Operations and Financial Condition.

         On October 18, 2006, we issued a press release disclosing information regarding our results of operations for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

         Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits.

       (d)      Exhibits

                The following exhibits are filed with this Form 8-K:

                99.1     Press Release dated October 18, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TEMECULA VALLEY BANCORP INC.


Date: October 19, 2006               By:   /s/ STEPHEN H. WACKNITZ
                                         ---------------------------------
                                         Stephen H. Wacknitz
                                         Chief Executive Officer and President